EXHIBIT A

AMENDMENT NO. 1 TO THE SENIOR CONVERTIBLE PROMISSORY NOTE ISSUED ON MARCH 3, 2022

THIS AMENDMENT NO. 1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON March 3, 2023 (the "Amendment") is entered into on March 5, 2024, by and between PANACEA LIFE SCIENCES HLDGS INC, a Nevada corporation (the "Company"), and FirstFire Global Opportunities Fund LLC, a Delaware limited liability company (the "Holder") (Company and Holder collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain Convertible Promissory Note originally issued by the Company to the Holder on March 3, 2022, in the original principal amount of $385,000.00 (the "Note"); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, the Parties agree as follows:

1. The Fixed Conversion Price (as defined in Section 3 of the Note) shall be $0.15 for up to $100,000 (666,000 Shares).

2. The Parties have mutually agreed to the provisions set forth herein and are doing so without the exchange of any additional consideration.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of March 5, 2024.

PANACEA LIFE SCIENCES HLDGS INC

DocuSigned by:

By : Leslie Buttorff
9DCB7B4B214646C...

Leslie Buttorff, CEO

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

DocuSigned by:

By : Eli Fireman
6391D560CC7E439...

Eli Fireman, Managing Member